UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 23, 2007

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o RAIT Partnership, L.P., Cira Centre, 2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 861-7900

RAIT Investment Trust
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 24, 2007, the compensation committee (the "Compensation Committee") of the board of trustees of RAIT Financial Trust ("RAIT") adopted the following forms of agreements amending and restating previously adopted forms to evidence certain types of grants to be made pursuant to the RAIT Investment Trust 2005 Equity Compensation Plan (the "Plan"):
- Form of Unit Award to Cover Grants to Employees; and
- Form of Unit Award to Cover Grants to Section 16 Officers.
Copies of these forms are attached to this current report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The forms of unit awards relate to the vesting, redemption with RAIT's common shares of beneficial interest ("Common Shares") and other terms of unit awards granted pursuant to this plan to RAIT's officers required to file reports pursuant to Section 16 of the Securities Exchange Act of 1934 and RAIT's other employees, as relevant.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On January 23, 2007, the Compensation Committee awarded 75,000 phantom units pursuant to the Plan to Daniel Cohen, RAIT's Chief Executive Officer and a trustee. The terms of this award vary from those contained in the Form of Unit Award to Cover Grants to Section 16 Officers referenced in Item 1.01 above and attached as Exhibit 10.2 to this current report on Form 8-K in that the award to Mr. Cohen vests in five equal annual installments of 20%, as compared to vesting in four annual installments of 20%, 20%, 20% and 40%, respectively, as provided in the Form. The other terms of this award are consistent with the Form, which is incorporated herein by reference.

Item 8.01 Other Events.

RAIT Financial Trust ("RAIT") and RAIT Partnership, L.P. ("RAIT Partnership") entered into an Underwriting Agreement (the "Underwriting Agreement") dated January 18, 2007 by and among RAIT, RAIT Partnership and Friedman, Billings, Ramsey & Co., Inc. and Bear, Stearns & Co. Inc., as representatives of the underwriters, whereby RAIT agreed to sell and the underwriters agreed to purchase from RAIT, subject to and upon the terms and conditions set forth in the Underwriting Agreement, 10,000,000 Common Shares, plus an option to purchase up to an additional 1,500,000 Common Shares upon the same terms and conditions only for the purpose of covering over-allotments, in an offering registered under RAIT's effective shelf registration statement. The Underwriting Agreement was described in, and filed as an exhibit to, RAIT's current report on Form 8-K filed January 24, 2007. On January 19, 2007, the underwriters exercised their over-allotment option in full. This underwriters purchased 11,500,000 Common Shares from RAIT pursuant to the Underwriting Agreement at a closing on January 24, 2007. Legal opinions relating to this transaction regarding the legality of the Common Shares offered and certain tax matters are attached as exhibits 5.1 and 8.1, respectively, to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number Exhibit Description
------- -------------------
5.1 Opinion of Maryland counsel regarding legality.
8.1 Opinion regarding tax matters.
10.1 Form of Unit Award to Cover Grants to Employees.
10.2 Form of Unit Award to Cover Grants to Section 16 Officers.
23.1 Consent of DLA Piper US LLP (included in exhibit 5.1).
23.2 Consent of Ledgewood, a professional corporation (included in exhibit 8.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

January 25, 2007	By:	/s/ Jack E. Salmon

Name: Jack E. Salmon
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

5.1	Opinion of Maryland counsel regarding legality.
8.1	Opinion regarding tax matters.
10.1	Form of Unit Award to Cover Grants to Employees.
10.2	Form of Unit Award to Cover Grants to Section 16 Officers.